Exhibit 32.1

SECTION 1350 CERTIFICATION

OF THE CHIEF EXECUTIVE OFFICER

I, C. Taylor Pickett, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

(1)	the Annual Report on Form 10-K of Omega Healthcare Investors, Inc. (the “Company”), for the year ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2017

/S/ C. TAYLOR PICKETT
C. Taylor Pickett
Chief Executive Officer